Exhibit 24

POWER OF ATTORNEY

Know all by these presents, each of the undersigned hereby constitutes and appoints each of Jonathan Isler, and David J. Clark, each signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)           execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (and all amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder and (ii) reports on Schedule 13G and Schedule 13D (and all amendments thereto)  in accordance with Section 13 of the Exchange Act and the rules thereunder, in each case with respect to the beneficial ownership of securities by the undersigned;

(2)           do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or Schedule 13G or Schedule 13D, complete and execute any amendment or amendments thereto, and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)           take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, each the undersigned has caused this Power of Attorney to be executed as of this 4th day of August, 2017.

DEERFIELD MGMT, L.P.

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PRIVATE DESIGN FUND, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PDI FINANCING II, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD MANAGEMENT COMPANY, L.P.

By:	Flynn Management LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P., General Partner

By:	J.E. Flynn Capital III, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD MGMT III, L.P.

By:	J.E. Flynn Capital III, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P., General Partner

By:	J.E. Flynn Capital IV, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD MGMT IV, L.P.

By:	J.E. Flynn Capital IV, LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD HEALTHCARE INNOVATIONS FUND, L.P.

By:	Deerfield Mgmt HIF, L.P., General Partner

By:	J.E. Flynn Capital HIF LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

DEERFIELD MGMT HIF, L.P.

By:	J.E. Flynn Capital HIF LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

BREAKING STICK HOLDINGS, LLC

By:	Deerfield Management Company, L.P., Manager

By:	Flynn Management LLC, General Partner

By:	/s/ James E. Flynn
James E. Flynn, President

JAMES E. FLYNN

/s/ James E. Flynn